UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549-1004
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) July 27, 2005
GENERAL MOTORS CORPORATION
(Exact Name of Registrant as Specified in its Charter)

STATE OF DELAWARE	1-143	38-0572515

(State or other jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Renaissance Center, Detroit, Michigan	48265-3000

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (313) 556-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17-CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EXHIBIT INDEX
Press Release
Investor Presentation

ITEM 7.01 REGULATION FD DISCLOSURE
On July 27, 2005, Eric Feldstein, Chairman of General Motors Acceptance Corporation (GMAC), a wholly owned subsidiary of General Motors Corporation (GM), said in a teleconference with investors and the media that GMAC remains on track to exceed its earnings target for 2005, and he outlined the company’s progress in a number of areas as well as the challenges that lie ahead. The press release and investor presentation are attached hereto as exhibits.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

Exhibit	Description	Method of Filing

99.1	Press Release	Filed herewith.
99.2	Investor Presentation	Filed herewith.
# # #
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENERAL MOTORS CORPORATION
(Registrant)
Date: July 27, 2005	By:	/s/ PETER R. BIBLE
(Peter R. Bible, Chief Accounting Officer)

EXHIBIT INDEX

Exhibit	Description	Method of Filing

99.1	Press Release	Filed herewith.
99.2	Investor Presentation	Filed herewith.